UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 29, 2012

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Explanatory Note: On January 30, 2012, Titan International (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report that the Company had dismissed PricewaterhouseCoopers LLP(“PwC”) as its independent registered public accounting firm effective upon completion by PwC of its procedures on the financial statements of the Company as of and for the year ended December 31, 2011, and the filing of the related Form 10-K. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The Company filed its Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) with the SEC on February 23, 2012.  Effective upon such filing, PwC completed its audit of the Company’s consolidated financial statements for the year ended December 31, 2011 and was dismissed as the Company’s independent registered public accounting firm.

The report of PwC for the year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2011, for the period January 31, 2012 through February 23, 2012, there were no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their report. Additionally, during the year ended December 31, 2011, for the period January 31, 2012 through February 23, 2012, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that were discussed with the Company’s Audit Committee.

A letter from PwC addressed to the Securities and Exchange Commission stating that it agrees with the above statements is filed herewith as Exhibit 16.1.

On January 30, 2012, the Company also indicated in the Form 8-K that it had selected Grant Thornton LLP as the Company’s independent registered public accounting firm for its fiscal year 2012 audit. The Company will request shareholder ratification of the appointment of

Grant Thornton LLP as the Company’s independent registered public accounting firm at its 2012 annual meeting of shareholders. During the year ended December 31, 2011, as well as through February 23, 2012, neither the Company nor anyone acting on its behalf consulted Grant Thornton LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	February 29, 2012	By:	/s/ PAUL G. REITZ
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated February 29, 2012.